                                 Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

To the Board of Directors
Southwest Water Company:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.

/s/ KPMG LLP

Los Angeles, California
September 19, 2001